UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2009

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2009, dELiA*s, Inc. (the “Company”) issued a press release announcing that Stephen A. Feldman resigned as its Chief Financial Officer and Treasurer to pursue other interests, effective as of January 30, 2009, and that David J. Dick, presently the Company’s Vice President, Controller and Chief Accounting Officer, has been named Chief Financial Officer and Treasurer effective February 2, 2009. A copy of that press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Mr. Dick, who is 42 years old, has served as the Company’s Vice President, Controller and Chief Accounting Officer since April 2008. Mr. Dick served as Chief Financial Officer of Charlie Brown’s Acquisition Corp., a multi-concept casual dining restaurant operator, from 2006 to 2007, and from 1993 to 2006, he worked for Linens ’n Things, Inc., a specialty retailer of home furnishings, where he held a number of positions including Vice President, Controller and Treasurer. From 1987 to 1992, Mr. Dick worked for Ernst & Young LLP. He is a certified public accountant.

Mr. Dick will receive a base salary of $280,000, which under current Company policy is subject to annual review. Mr. Dick is also entitled to participate in the Company’s Management Incentive Plan for 2009 with a target bonus of 30% of his base salary. Mr. Dick will receive a grant of an option to purchase 80,000 shares of the Company’s common stock, which will vest in four equal annual installments commencing on February 2, 2010. In addition, if Mr. Dick’s employment is terminated for any reason other than for cause, he will be entitled to receive severance which will provide him with his base salary (payable in bi-weekly installments), as well as medical and dental benefits, for a period of 6 months after termination. In the event that all or substantially all of the assets or stock of the Company are sold, and the acquiror terminates Mr. Dick’s employment within 12 months of the acquisition other than for cause, he will be entitled to receive severance which will provide him with his base salary (payable in bi-weekly installments), as well as medical and dental benefits, for a period of 12 months after termination. Mr. Dick is an at-will employee.

The foregoing is a summary of certain material terms and conditions of the offer letter between the Company and Mr. Dick dated March 4, 2008 as amended by an amendment to that offer letter dated January 26, 2009, and is qualified in its entirety by the full text thereof, which are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Offer Letter dated March 4, 2008 between the Company and David J. Dick.

10.2	Amendment to Offer Letter dated January 26, 2009 between the Company and David J. Dick.

99.1	Press Release dated January 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.
(Registrant)

Date: January 26, 2009	By:	/s/ Marc G. Schuback
Marc G. Schuback, Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter dated March 4, 2008 between the Company and David J. Dick.

10.2	Amendment to Offer Letter dated January 26, 2009 between the Company and David J. Dick.

99.1	Press Release dated January 23, 2009.

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